Exhibit 10.44

AMENDMENT NO. 1 dated as of August 25, 2005, to the Amended and Restated Credit Agreement dated as of November 3, 2004 (the “Credit Agreement”), among ADVANCE AUTO PARTS, INC. (“Holdings”), ADVANCE STORES COMPANY, INCORPORATED (the “Borrower”), the financial and other institutions party thereto as lenders (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

A.  Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower, and have agreed to extend credit to the Borrower, pursuant to the terms and subject to the conditions set forth therein.

B.  The Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement, as set forth herein.

C.  The undersigned Lenders are willing to agree to such amendment pursuant to the terms and subject to the conditions set forth herein.

In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

SECTION 1.   Definitions; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement with such amendments effected hereby.

SECTION 2.   Amendment to Section 5.01. Clauses (a) and (b) of Section 5.01 of the Credit Agreement are hereby amended by deleting the words “and consolidating” wherever such words appear.

SECTION 3.   Amendment to Section 6.04. Section 6.04 of the Credit Agreement is hereby amended by (i) deleting the text “and” at the end of clause (l), (ii) replacing the “.” at the end of clause (m) with “; and”, and (iii) inserting immediately after clause (m) of such Section:

(n) Guarantees by any Loan Party of any obligation (other than Indebtedness) of any other Loan Party.

SECTION 4.   Amendment to Section 6.08. Section 6.08 of the Credit Agreement is hereby amended by (i) deleting the text “and” at the end of clause (f), (ii) replacing the “.” at the end of clause (g) with “and”, and (iii) inserting immediately after clause (g) of such Section:

(h) Guarantees of obligations of Subsidiaries that are not Loan Parties permitted by Section 6.04.

SECTION 5.   Amendment to Section 6.12. Section 6.12 of the Credit Agreement is hereby amended by replacing the portion of the table set forth therein applicable to periods ending on or after December 31, 2005, with the following:

Fiscal Year Ending	Amount

December 31, 2005	$325,000,000

December 30, 2006	$375,000,000

Each fiscal year thereafter	$400,000,000

SECTION 6.   Representations and Warranties. Each of Holdings and the Borrower represents and warrants to each of the Lenders that:

(a)   After giving effect to this Amendment, the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct on the date hereof with the same effect as if made on the date hereof, except for representations and warranties expressly made as of an earlier date, which were true and correct as of such earlier date.

(b)   After giving effect to this Amendment, no Default shall have occurred and be continuing.

SECTION 7.   Conditions to Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which the following conditions precedent have been satisfied:

(i)   the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Holdings, the Borrower and the Required Lenders; and

(ii)   the Administrative Agent shall have received all amounts due and payable by the Borrower hereunder or under the Credit Agreement on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including expenses due pursuant to Section 10 of this Amendment) required to be reimbursed or paid by the Borrower hereunder or thereunder.

SECTION 8.   Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9.   Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 10.   Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

SECTION 11.   Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 12.   Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, amend, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective with respect to the matters expressly referred to herein. After the Amendment Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as amended or modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

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ADVANCE AUTO PARTS, INC.

by:
Name: Title:

ADVANCE STORES COMPANY, INCORPORATED,

by:
Name: Title:

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF AUGUST 25, 2005, TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 3, 2004, among ADVANCE AUTO PARTS, INC., ADVANCE STORES COMPANY, INCORPORATED, THE LENDERS and JPMORGAN CHASE BANK, N.A., as Administrative Agent,

Name of Institution ___________________,

by:
Name: Title: